EXECUTION COPY

 SECOND AMENDMENT AND WAIVER

Dated as of September 11, 1998


     This SECOND AMENDMENT AND WAIVER dated as of September 11, 1998
(the "Amendment") among NORTHEAST UTILITIES ("NU"), THE CONNECTICUT LIGHT AND POWER COMPANY ("CL&P") and WESTERN MASSACHUSETTS ELECTRIC COMPANY ("WMECO"; NU, CL&P AND WMECO, each being a "Borrower", and collectively, the "Borrowers"), the various financial institutions listed on the signature pages hereto and CITIBANK, N.A., as administrative agent and collateral agent (the "Administrative Agent").

     WHEREAS, the Borrowers, certain Banks and the Administrative Agent have entered into a Credit Agreement dated as of November 21, 1996, as amended by the First Amendment and Waiver dated as of May 30, 1997 (such Credit Agreement, as so amended and as otherwise amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"; capitalized terms used herein unless otherwise defined herein shall have the meanings set forth in the Credit Agreement);

     WHEREAS, the Borrowers and the Majority Lenders have agreed to further amend the Credit Agreement and to waive compliance with the common equity ratio covenant set forth in Section 7.03(a) of the Credit Agreement and the interest coverage ratio covenant set forth in Section 7.03(b) of the Credit Agreement by NU, CL&P and WMECO, in each case, as hereinafter set forth;

     NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:

     SECTION 1. Waiver.   Subject to the satisfaction of the conditions
precedent in Section 3(a) hereof, in the event that the Borrowers do not obtain the approval from the Securities and Exchange Commission required as a condition precedent to the effectiveness of Section 2 of this Amendment on or before September 30, 1998, the Lenders hereby waive compliance by NU, CL&P and WMECO with (a) the interest coverage ratio covenant set forth in Section 7.03(b) of the Credit Agreement in respect of the Fiscal Quarter ended September 30, 1998 and (b) the common equity ratio covenant set forth in
Section 7.03(a) of the Credit Agreement, in each case, until the earlier of
(i) the next Business Day following the date of receipt by the Borrowers of the order granting such approval from the Securities and Exchange Commission and (ii) December 30, 1998.

     SECTION 2.  Amendment of Credit Agreement.   (a) Section 7.03(a) (the
Common Equity Ratio) of the Credit Agreement is amended to delete the table therein in its entirety and substitute therefor the following table:


								             Borrower
	Period		   NU (Consolidated) 	CL&P			WMECO
9/11/98 and	0.31:1.00			0.31:1.00		0.31:1.00
thereafter


   (b) Section 7.03(b) (the Interest Coverage Ratio) of the Credit Agreement is amended to delete the table therein in its entirety and substitute therefor the following table:

                             Borrower

Period		         	NU(Consolidated) 	CL&P			WMECO
7/1/98
through 9/30/98	1.75:1.00			1.25:1.00		1.25:1.00

10/1/98
through 12/31/98	2.00:1.00			1.35:1.00		1.35:1.00

1/1/99
through 3/31/99	2.00:1.00			1.75:1.00		1.75:1.00

4/1/99
and thereafter		2.00:1.00			2.00:1.00		2.00:1.00


     SECTION 3. Conditions of Effectiveness. (a) Each Section of this Amendment other than Section 2 hereof shall become effective (the "Waiver Effective Date") as of the date first above written, when, and only when the Administrative Agent shall have received counterparts of this Amendment duly executed by each Borrower and by the Majority Lenders (defined in the Credit Agreement as Lenders who, collectively, on the date hereof, have Commitment Percentages in the aggregate of at least 66-2/3%) or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment.

  	(b) Section 2 of this Amendment shall become effective (the "Amendment Effective Date") as of the date first above written, when the following shall have occurred:

  	(i) 	the conditions precedent set forth in Section 3(a) hereof
shall have been satisfied; and

   (ii)	the Administrative Agent shall have received a copy of the
order issued by the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935 approving the Amendment and the transactions contemplated hereby.

    SECTION 4. Representations and Warranties of the Borrowers. Each Borrower represents and warrants as follows:

    (a)	the representations and warranties of such Borrower contained in Section 6.01 of the Credit Agreement are correct, in all material respects, on and as of the date hereof after giving effect to the waiver in Section 1 hereof and, on the Amendment Effective Date, as of such date after giving effect to this Amendment; and

   	(b)	no Event of Default or Unmatured Default with respect to such
Borrower has occurred and is continuing under the Credit Agreement after giving effect to the waiver in Section 1 hereof and, on the Amendment Effective Date, as of such date after giving effect to this Amendment.

   		SECTION 5.  Reference to and Effect on the Credit Agreement.

   (a) Upon the effectiveness of this Amendment, on and after the date hereof, reference in the Loan Documents (as defined in the Credit Agreement) to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit
Agreement, as amended by this Amendment.

     (b)	Except as specifically amended above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

     (c)	The execution, delivery and effectiveness of this Amendment
shall not, except as expressly provided in Sections 1 and 2 hereof, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 6. Costs, Expenses and Taxes. The Borrowers agree to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and any other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.

     SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     SECTION 9. Limitation of Liability. No shareholder or trustee of NU shall be held to any liability whatever for the payment of any sum of money or for damages or otherwise under this Amendment, and this Amendment shall not be enforceable against any such trustee in their or his or her individual capacities or capacity and this Amendment shall be enforceable against the trustees of NU only as such, and every person, firm, association, trust or corporation having any claim or demand arising under this Amendment and relating to NU, its shareholders or trustees shall look solely to the trust estate of NU for the payment or satisfaction thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NORTHEAST UTILITIES
By: /s/Randy Shoop
Title: Assistant Treasurer
THE CONNECTICUT LIGHT AND POWER COMPANY
By: /s/ Randy Shoop
Title:  Assistant Treasurer
WESTERN MASSACHUSETTS ELECTRIC COMPANY
By: /s/Randy Shoop
Title:  Assistant Treasurer

 CITIBANK, N.A.
as Administrative Agent, Collateral
Agent and Lender
By: /s/Robert J. Harrity, Jr.
Title:  Managing Director

TORONTO DOMINION (NEW YORK), INC.,
as Co-Agent and Lender
By: /s/David G. Parker
Title:  Vice President

FLEET NATIONAL BANK,
as Co-Agent and Lender
By: /s/ Fred N. Manning
Title:  Senior Vice President
CIBC INC.
as Co-Agent and Lender
Name:
Title:

THE FIRST NATIONAL BANK OF CHICAGO,
as Co-Agent and Lender
By:  /s/Madeleine N. Pember
Title: Assistant Vice President

BANKBOSTON, N.A.,
as Lender
Name:
Title:
BARCLAYS BANK PLC,
as Lender
By: /s/Sydney G. Dennis
Title: Director

MELLON BANK, N.A.
as Lender
By:  /s/Kurt L. Hewett
Title: Vice President

UBS AG, NEW YORK BRANCH, as Lender
By: /s/Andrew N. Taylor
Title: Associate Director
By: /s/Leo L. Baltz
Title: Director

UBS AG, STANFORD BRANCH, as Lender
By: /s/Robert J. Verna
Title: Director
By: /s/ Dorothy McKinley
Title: Associate Director

THE YASUDA TRUST AND BANKING CO., LTD.,
NEW YORK BRANCH,
as Lender
Name:
Title:

UNION BANK OF CALIFORNIA, N.A.,
as Lender
By: /s/Jason P. DiNapoll
Title: Vice President